SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): APRIL 29, 2004


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-17072             11-2844247
         --------                   -------             ----------
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                11706
-------------------------------------------                -----
(Address of principal executive offices)                 (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On February 5, 2004, we entered into an Account Receivable Finance Agreement with Spotless Plastics (USA), Inc. in order to increase our liquidity. As part of the agreement, Spotless is permitted to purchase any of our accounts receivable at a 15% discount to invoice prices, which the Company believes is at least as favorable to it as would be available from an unaffiliated third-party, as may be adjusted by Spotless in it sole discretion. We pay varying monthly discount fees on purchased accounts receivable based upon invoice prices, and we
(a) manage purchased accounts receivable while remitting to Spotless any proceeds received and (b) bear any related litigation costs.

         Pursuant to the Account Receivable Finance Agreement, Spotless has purchased certain of our accounts receivable for cash. All of the accounts receivable purchases were made at a 15% discount, except an account receivable purchase with an invoice price of $1,028,194.00, which was purchased at a 31% discount given certain factors, including anticipated slower collections associated with the particular account debtor. Between February 11, 2004 and May 14, 2004, Spotless purchased approximately $2,429,000 of our accounts receivable as follows:

      DATE PURCHASED          AMOUNT OF ACCOUNTS         AMOUNT OF CASH RECEIVED
                              RECEIVABLE PURCHASED
--------------------------------------------------------------------------------
      February 11, 2004             $583,792.00                $496,223.20
--------------------------------------------------------------------------------
      March 11, 2004                $332,683.00                $282,780.55
--------------------------------------------------------------------------------
      March 26, 2004                $471,062.65                $400,403.25
--------------------------------------------------------------------------------
      April 16, 2004                $242,301.63                $205,956.38
--------------------------------------------------------------------------------
      April 29, 2004              $1,028,194.00                $711,450.00
--------------------------------------------------------------------------------
      May 12, 2004                  $212,102.67                $180,287.27
--------------------------------------------------------------------------------

As of May 14, 2004, we have remitted approximately $1,668,000 of related proceeds to Spotless, and we have incurred $593,194 of discounts and fees under the Account Receivable Finance Agreement.

Exhibit No.        Description
----------         -----------
10.1               Account Receivable Finance Agreement (Incorporated by
                   reference to Exhibit 10.1 to the Registrant's Quarterly
                   Report on Form 10-Q filed with the Commission on February
                   10, 2004).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WINDSWEPT ENVIRONMENTAL GROUP, INC.

                               By:  /s/ Charles L. Kelly, Jr.
                                  ----------------------------------------------
                                  Charles L. Kelly, Jr., Chief Financial Officer


Date: May 17, 2004